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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                           1934 REPORTING REQUIREMENTS

                                    FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 30, 1999
                                                   ------------------


                           KING PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)

          Tennessee                      0-24425                54-1684963
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(State or other jurisdiction          (Commission            (I.R.S. Employer
         of incorporation)            File Number)          Identification No.)

 501 Fifth Street, Bristol, Tennessee                              37620
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code    (423) 989-8000
                                                    ------------------------
                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

         On November 30, 1999, King Pharmaceuticals, Inc., a Tennessee corporation, entered into a definitive Agreement and Plan of Merger with Medco Research, Inc., a Delaware corporation, to merge the two companies in a tax-free pooling of interests transaction. On December 1, 1999, King issued a press release regarding the transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (C)   EXHIBITS.

         10    --  Agreement and Plan of Merger, dated as of November 30, 1999, by and among Medco Research, Inc., King Pharmaceuticals, Inc.
                   and Merlin Acquisition I Corp.

         99    --  Press release of King Pharmaceuticals, Inc. dated December 1,
                   1999.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       KING PHARMACEUTICALS, INC.

Date: December 10, 1999

                                       By: /s/ Brian G. Shrader
                                           -------------------------------------
                                           Brian G. Shrader
                                           Chief Financial Officer





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                                  EXHIBIT INDEX

       Exhibit    Description
       -------    -----------

         10 Agreement and Plan of Merger, dated as of November 30, 1999, by and among Medco Research, Inc., King Pharmaceuticals, Inc. and Merlin Acquisition I Corp.

         99       Press release of King Pharmaceuticals, Inc. dated December 1,
                  1999.